Exhibit 99.4

                      TRANSMITTAL OF FINANCIAL REPORTS AND
                        CERTIFICATION OF COMPLIANCE WITH
                UNITED STATES TRUSTEE OPERATING REQUIREMENTS FOR
                            THE PERIOD ENDED 08/03/02

IN RE:
                                     CASE NO:          01-44007 THROUGH 10-44015
                                                       -------------------------
                                     Chapter 11
Phar-Mor, Inc                        Judge:                   Judge Bohda
----------------                                       -------------------------


As debtor-in-possession, I affirm:

1) That I have reviewed the financial statements attached hereto, consisting of:

                     Summary of Cash & Debt Activity                     Page 3
     ------------
                     Weekly Cash Summary                                 Page 4
     ------------
                     Accounts Receivable Rollforward                     Page 5
     ------------
                     Inventory Rollforward                               Page 6
     ------------
                     Accounts Payable Rollforward                        Page 7
     ------------
                     Officer & Director Pay                              Page 8
     ------------
                     Closed Bank Accounts                                Page 9
     ------------

and they have prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;

2) That the insurance as described in Section 4 of the Operating Instructions and Reporting Requirements for Chapter 11 Cases is in effect; and,

3) That all postpetition taxes as described in Sections 1 and 14 of the Operating Instructions and Reporting Requirements for Chapter 11 Cases are current.

4) No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.

I hereby certify, under penalty of perjury, that the information provided herein is true and correct to the best of my information and belief.


Dated:      8/15/02                           /s/ Martin S. Seekely
        ------------------------             -----------------------------------
                                               Debtor-in-Possession


                                                Vice President and Chief
                                                   Financial Officer
                                             -----------------------------------
                                               Title

                                                330-740-2920
                                             -----------------------------------
                                                Phone



Phar-Mor, Inc
Lead Schedule(1)(2)

Summary of Cash and Debt Activity



                                                 5-Weeks Ended
                                                   08/03/2002
                                                 -------------
Cash Summary (3) (4)
------------
Beginning Cash Balance                           $     810,838

+ Total Receipts                                 $ 153,978,360
- Total Disbursements                               70,592,413
                                                 -------------
                   Net Cash Activity             $  83,385,947

Cash Balance before Debt                         $  84,196,785
Net Fleet Activity                                 (44,343,356)
                                                 -------------
                 Ending Cash Balance             $  39,853,429

Fleet Retail Finance Debt Activity Summary (4)
------------------------------------------
Beginning Revolver Balance                       $  44,226,039
+/- Total Facility Activity (5)                    (44,226,039)
                                                 -------------
             Ending Revolver Balance             $        --



Attached Schedules
Schedule Name                                                         Page
-------------                                                         ----
Schedule A - Weekly Cash Summary                                       4
Schedule B - Accounts Receivable Rollforward                           5
Schedule C - Inventory Rollforward                                     6
Schedule D - Accounts Payable Rollforward                              7
Schedule E - Officer and Director Pay                                  8
Schedule F - Closed Bank Accounts                                      9

(1) The Operating Report covers the period of June 30, 2002 through August 3, 2002(end of fiscal July) unless otherwise noted
(2) All information in this monthly operating report includes all filing entities of Phar-Mor, Inc. Separate information is not available as financial information and cash activity is commingled among all filing entities.
(3) All cash information within the Operating Report excludes cash balances at stores, cash in transit from stores, cash balances in store depository accounts, or outstanding checks
(4) See Schedule A (Pg 4) for the weekly detail of cash and debt activity summarized on this page
(5) Includes borrowings, pay-downs, changes in letter of credit balances, and fees and adjustments made by Fleet

Phar-Mor, Inc
Schedule A-Weekly Cash Summary(1)

                                                                   July Cash Activity
                                           07/06/2002      07/13/2002      07/20/2002      07/27/2002     08/03/2002          Total
                                        --------------------------------------------------------------------------------------------
Operating Cash Activity
+ Cash Receipts                         $   6,073,108   $   8,222,754   $   6,925,562   $   8,308,626  $   7,198,430  $  36,728,480
+ Credit/Debit Card Receipts                4,349,276       4,693,756       4,838,036      11,510,483      7,975,629     33,367,180
+ AR & 3rd Party Receipts                   1,667,511       4,183,556       2,534,921       4,872,050      1,924,996     15,183,034
+ Other Receipts (2)                          739,058         860,920      57,785,207       5,460,971      3,853,510     68,699,666
                                        --------------------------------------------------------------------------------------------
                      Total Receipts    $  12,828,953   $  17,960,986   $  72,083,726   $  30,152,130  $  20,952,565  $ 153,978,360

- AP & Vendor Payments                  $  11,719,370   $  13,796,197   $   9,277,176   $   6,723,650  $   7,325,614  $  48,842,007
- Non-Merchandise Payments                    780,881       3,294,223         685,372       2,120,167      5,455,771     12,336,414
- Total Payroll                             1,413,795       1,854,801       1,468,408       1,429,042      3,247,946      9,413,992
                                        --------------------------------------------------------------------------------------------
                 Total Disbursements    $  13,914,046   $  18,945,221   $  11,430,956   $  10,272,859  $  16,029,331  $  70,592,413

                                        --------------------------------------------------------------------------------------------
Net Operating Cash Activity             $  (1,085,093)  $    (984,235)  $  60,652,770   $  19,879,271  $   4,923,234  $  83,385,947
                                        --------------------------------------------------------------------------------------------

Pre-Debt Cash Summary
Beginning Cash Balance                  $     810,838   $     866,308   $   2,661,058   $  15,050,924  $  34,930,195  $     810,838
+/- Net Cash Activity                      (1,085,093)       (984,235)     60,652,770      19,879,271      4,923,234     83,385,947
                                        --------------------------------------------------------------------------------------------
            Cash Balance before Debt    $    (274,255)  $    (117,927)  $  63,313,828   $  34,930,195  $  39,853,429  $  84,196,785

Fleet Activity
+ Weekly Borrowings                     $  13,400,000   $  20,170,000   $   7,310,000   $        --             --    $  40,880,000
- Weekly Paydown                          (12,259,437)    (17,391,015)    (55,572,904)           --             --      (85,223,356)
                                        --------------------------------------------------------------------------------------------
                  Net Fleet Activity    $   1,140,563   $   2,778,985   $ (48,262,904)  $        --    $        --    $ (44,343,356)
                                        --------------------------------------------------------------------------------------------
Cash Balance After Debt                 $     866,308   $   2,661,058   $  15,050,924   $  34,930,195  $  39,853,429  $  39,853,429
                                        --------------------------------------------------------------------------------------------


Summary of Outstanding Debt
Beginning Revolver Balance (3)          $  44,226,039   $  45,466,878   $  48,262,904   $        --    $        --    $  44,226,039
+/- Net Fleet Activity                      1,140,563       2,778,985     (48,262,904)           --             --      (44,343,356)
+/- Fleet Fees & Adjustments                  100,276          17,041            --              --             --          117,317
+/- Changes in LOCs                              --              --              --              --             --             --
                                        --------------------------------------------------------------------------------------------
          Ending Revolver Balance (3)   $  45,466,878   $  48,262,904   $        --     $        --    $        --    $        --



(1) Based on the timing of checks clearing (no float)
(2) Includes proceeds received from asset sales (inventory, scripts files)
(3) Includes letters of credit of approximately $8.2 million

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
Phar-Mor, Inc
Schedule B-Accounts Receivable Rollforward(1)

                                                                         5-Weeks Ended
                                                                            08/03/2002
                                                               ----------------------------------
Rollforward


Beginning Balance as of 06/30/02                                    $ 13,711,291

+ Sales on Account                                                  $ 11,465,320
- Collections/Adjustments                                            (17,240,514)
                                                               ------------------
             Net Change in Receivables                              $ (5,775,193)

Ending Receivables Balance                                           $ 7,936,097


Ending Balance Aging
                                                                    Balance        % of Total
                                                               ----------------------------------
0-30 Days                                                            $ 6,330,894           79.8%
31-60 Days                                                               999,309           12.6%
61-90 Days                                                               452,538            5.7%
Over 90 Days                                                             153,356            1.9%
                                                               ----------------------------------
                                 Total                               $ 7,936,097          100.0%





(1) Accounts receivables relate to pharmacy 3rd party amounts owed and amounts owed from credit card companies




Phar-Mor Inc
Schedule C-Inventory Rollforward(1)


                             Week Ended   07/06/2002        07/13/2002       07/20/2002    07/27/2002   08/03/2002           Total
                                         -------------------------------------------------------------------------------------------

Beginning Inventory                        $118,801,233    $117,102,218    $ 112,931,820      $ -          $ -        $ 118,801,233

Add: Purchases                               11,497,053       7,722,557        7,976,166        -            -           27,195,776

Less:Cost of Goods Sold                   $ (12,900,639)  $ (11,638,611)   $(120,662,493)     $ -          $ -        $(145,201,743)
     COGS Adj-Vendor Markdwn                   (168,414)       (131,971)        (101,245)       -            -             (401,630)
     COGS Adj-Dir Charge(add back)                3,205           4,294           62,100        -            -               69,599
     COGS-Other dist(not incl above)                  -               -                -        -            -                    -
     Damages                                    (53,227)        (49,974)         (90,579)       -            -             (193,780)
     Returns to Vendor                          (76,993)        (76,693)        (115,769)       -            -             (269,455)
     Actual Shrinkage/Cycle Counts                    -               -                -        -            -                    -
     Closed Store Inventory (2)                       -               -                -        -            -                    -
                                             ---------------------------------------------------------------------------------------
                      Total Deductions    $ (13,196,068)  $ (11,892,955)   $(120,907,986)     $ -          $ -        $(145,997,009)

Ending Inventory (3)                       $117,102,218    $112,931,820    $           -      $ -          $ -                  $ -

(1) Schedule includes inventory in the Distribution Center and in the stores
(2) Represents pharmacy and front-end inventory sold to third parties
(3) Ending inventory does not tie to financial statements. Difference relates to pre-closing adjustments made to inventory values prior to financial statement close



Phar-Mor, Inc
Schedule D-Accounts Payable Rollforward


                                                             5-Weeks Ended
                                                               08/03/2002
                                                   ----------------------------------
Rollforward


Beginning Balance as of 06/30/02 (1)                    $ 17,707,184

+ New Credit                                            $ 20,006,344
- Checks Cut                                             (48,225,679)
- Wires Issued                                              (320,219)
                                                   ------------------
                Net Change in Payables                 $ (28,539,554)

Ending Payables Balance (2)                            $ (10,832,370)


Ending Balance Aging
                                                        Balance        % of Total
                                                   ----------------------------------
0-30 Days                                               $ (5,618,701)          51.9%
31-60 Days                                                (2,400,575)          22.2%
61-90 Days                                                  (151,469)           1.4%
Over 90 Days                                              (2,661,625)          24.6%
                                                   ----------------------------------
                                 Total                 $ (10,832,370)         100.0%


(1) Payables balance is zero on petition date per the automatic stay provision
(2) Debit balance is the result of "cash in advance" terms and deposits paid to vendors during the Operating Report period

Phar-Mor, Inc
Schedule E-Officer and Director Pay


                            07/06/2002       07/13/2002        07/20/2002         07/27/2002        08/03/2002             Total
                             -----------------------------------------------------------------------------------      --------------

Non-Officer                  $ 971,272       $ 1,740,205       $ 1,446,475          $ 540,443       $ 3,226,013          $ 7,924,409
Officers                       442,523           114,596            21,933            888,599            21,933            1,489,583
                             -------------------------------------------------------------------------------------    --------------
Total Payroll              $ 1,413,795       $ 1,854,801       $ 1,468,408        $ 1,429,042       $ 3,247,946          $ 9,413,992


Phar-Mor, Inc
Schedule F-Closed Bank Accounts




  Financial Institution   Entity          Account Name    Account Number    Date

No Bank Accounts Closed During This Period.